Parametric Tax-Managed Emerging Markets Fund

Supplement to Summary Prospectus and Prospectus dated November 1, 2023

The following changes are effective July 1, 2024:

1. The portfolio management team for Parametric Tax-Managed Emerging Markets Fund is as follows:

Paul W. Bouchey, CFA, Managing Director of Morgan Stanley and Global Head of Research at Parametric, has managed the Fund since May 2019.

Gregory J. Liebl, Executive Director of Morgan Stanley and Director, Investment Strategy at Parametric, has managed the Fund since July 1, 2024.

Jennifer Mihara, Managing Director of Morgan Stanley and Managing Director, Centralized Portfolio Management at Parametric, has managed the Fund since July 1, 2024.

Thomas C. Seto, Managing Director of Morgan Stanley and Head of Investment Management at Parametric, has managed the Fund since March 2007. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

Jennifer Sireklove, CFA, Managing Director of Morgan Stanley and Managing Director, Investment Strategy at Parametric, has managed the Fund since May 2019.

2. The following replaces the sixth paragraph under “Management.” in “Management and Organization” in the Fund’s Prospectus:

The Fund is managed by a team of portfolio managers from Parametric, who are primarily responsible for the day-to-day management of the Fund’s portfolio. The members of the team are Paul W. Bouchey, CFA, Gregory J. Liebl, Jennifer Mihara, Thomas C. Seto and Jennifer Sireklove, CFA. Mr. Bouchey and Ms. Sireklove have been portfolio managers of the Fund since May 2019, Mr. Seto has been a portfolio manager of the Fund since March 2007 and Mr. Liebl and Ms. Mihara have been portfolio managers of the Fund since July 1, 2024. Mr. Bouchey is currently a Managing Director of Morgan Stanley and Global Head of Research at Parametric since November 2019, and was previously Chief Investment Officer at Parametric for more than five years. Mr. Liebl is an Executive Director of Morgan Stanley and Director of Investment Strategy at Parametric and has been an employee of Parametric for more than five years. Ms. Mihara is currently a Managing Director of Morgan Stanley, and has been a Managing Director (since June 2020) and previously Director, of Centralized Portfolio Management at Parametric for more than five years. Mr. Seto is currently a Managing Director of Morgan Stanley and Head of Investment Management at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Ms. Sireklove is currently a Managing Director of Morgan Stanley, has been a Managing Director, Investment Strategy at Parametric since May 2019 and has been an employee of Parametric for more than five years. Messrs. Bouchey, Liebl and Seto and Mmes. Mihara and Sireklove also manage other Eaton Vance funds and have been employees of the Eaton Vance organization for more than five years. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

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